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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 29, 2001




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-13894                  34-1807383
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)




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Item 5. OTHER EVENTS

           On May 29, 2001, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the resignation of Timothy E. Coyne and the appointment of Richard A. Wisot as Vice President and Chief Financial Officer of the Company.



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits - The following exhibits are filed as part of this report:


99.1       Press Release dated May 29, 2001



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRANSPRO, INC.


Date:   May 31, 2001          By:  /s/ Charles E. Johnson
                                   -----------------------------------------
                                       Charles E. Johnson
                                       President and Chief Executive Officer




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